ACCOUNTS RECEIVABLE, NET - Analysis of Accounts Receivable by Age Based on Payment Due Date, Net of Allowance (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Receivables [Abstract]
Current	$ 155,172	$ 187,377
1-30 days	52,574	57,727
31-60 days	18,719	11,607
61-90 days	3,937	11,878
Over 90 days	23,263	19,291
Accounts receivable, net	$ 253,665	$ 287,880